Exhibit 99.1

FitLife Brands Closes Acquisition of Irwin Naturals

OMAHA, NE – August 11, 2025 – FitLife Brands, Inc. (“FitLife” or the “Company”) (Nasdaq: FTLF), a provider of innovative and proprietary nutritional supplements and wellness products, today announced that on August 8, 2025, it successfully closed the acquisition of substantially all of the assets of Irwin Naturals and its related affiliates (“Irwin”) as previously approved by the US Bankruptcy Court for the Central District of California.

Through the asset purchase transaction under Section 363 of the US Bankruptcy Code, the Company acquired substantially all of the assets and assumed minimal liabilities of Irwin. Total consideration for the acquisition was $42.5 million. Of this amount, $35.75 million was funded using proceeds from a new term loan and revolving line of credit provided by First Citizens Bank, with the remainder funded from FitLife’s available cash balances.

Dayton Judd, FitLife’s Chairman and CEO, commented, “We are excited to close this acquisition. Irwin has incredible brands with strong distribution, supported by an amazing team. We expect Irwin to drive revenue and earnings growth for the Company.”

About FitLife Brands

FitLife Brands is a developer and marketer of innovative and proprietary nutritional supplements and wellness products for health-conscious consumers. FitLife markets over 250 different products primarily online, but also through domestic and international GNC franchise locations as well as through various retail locations. FitLife is headquartered in Omaha, Nebraska. For more information, please visit our website at www.fitlifebrands.com.

Forward-Looking Statements

Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions, including statements related to the Company and Irwin and our acquisition of Irwin’s assets that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of our acquisition of Irwin’s assets, our possible or assumed business strategies, potential growth opportunities, and potential market opportunities. Risks and uncertainties include, among other things, risks related to our ability to successfully integrate Irwin’s assets; our ability to implement our plans, forecasts and other expectations with respect to Irwin’s business; our ability to realize the anticipated benefits of the acquisition of Irwin, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the acquisition of Irwin making it more difficult to maintain business and operational relationships; the negative effects of the announcement or the consummation of the acquisition of Irwin on the market price of our common stock or on our operating results; significant transaction costs; attracting new customers and maintaining and expanding Irwin’s existing customer base; and our ability to service the additional indebtedness incurred as a result of the acquisition of Irwin. Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that we make from time to time with the Securities and Exchange Commission (“SEC”) which, once filed, are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

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